Filed pursuant to Rule 497(e)

File Nos. 333-249784 and 811-23615

PERPETUAL AMERICAS FUNDS TRUST

(the “Trust”)

JOHCM EMERGING MARKETS DISCOVERY FUND

JOHCM EMERGING MARKETS OPPORTUNITIES FUND

JOHCM GLOBAL SELECT FUND

JOHCM INTERNATIONAL OPPORTUNITIES FUND

JOHCM INTERNATIONAL SELECT FUND

REGNAN GLOBAL EQUITY IMPACT SOLUTIONS

REGNAN SUSTAINABLE WATER AND WASTE FUND

(together, the “Funds”)

Supplement dated September 27, 2024 to the

Statutory Prospectus for Institutional, Advisor, Investor and Class Z Shares of the Trust

dated February 1, 2024 (as supplemented thereafter) and

Statement of Additional Information of the Trust

dated February 1, 2024 (as supplemented thereafter)

Effective September 25, 2024, the website to obtain additional information about Regnan Global Equity Impact Solutions is www.perpetual.com.

The third paragraph of the “To Learn More” section located on the back cover of the Statutory Prospectus is replaced in its entirety with the below:

Call the Funds at 866-260-9549 (toll free) or 312-557-5913 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Funds are open for business to request free copies of the SAI and the Trust’s annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries. You may also visit the JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund on the web at www.johcm.com/en-us/funds/ and Regnan Global Equity Impact Solutions and Regnan Sustainable Water and Waste Fund at www.perpetual.com/funds/mutual-funds-equity/ to obtain free copies of a Fund’s SAI and annual and semi-annual reports. Or, write to the Trust at:

Perpetual Americas Funds Trust

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

The second and third paragraphs in the “Disclosure of Portfolio Holdings” section of the Statement of Additional Information are replaced with the below:

Monthly top ten holdings for the JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund are available on the Funds’ website (www.johcm.com) 15 calendar days after each month-end. In addition to this monthly disclosure, each Fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time. A complete listing of quarter-end portfolio holdings for each of the JOHCM Emerging Markets Discovery Fund, JOHCM Emerging Markets Opportunities Fund, JOHCM Global Select Fund, JOHCM International Opportunities Fund, and JOHCM International Select Fund is available at www.johcm.com 10 calendar days after each quarter-end. To find the top ten monthly holdings and quarter-end portfolio holdings for a Fund, click on “Funds,” select “View all funds” from the dropdown menu, and then navigate to the specific Fund page.

Monthly top ten holdings for Regnan Global Equity Impact Solutions are available on its website (www.perpetual.com) 15 calendar days after each month-end. In addition to this monthly disclosure, the Fund may also make publicly available its portfolio holdings at other dates as may be determined from time to time. A complete listing of quarter-end portfolio holdings for the Fund is also available at www.perpetual.com 10 calendar days after each quarter-end. To find the top ten monthly holdings and quarter-end portfolio holdings for the Fund, click on “Mutual Funds” and then navigate to the Regnan Global Equity Impact Solutions page.

Portfolio holdings information is also available by calling the Trust at 866-260-9549 (toll free) or 312-557-5913. The Funds will disclose portfolio holdings quarterly, in the annual and semi-annual reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

This Supplement should be retained for future reference.